Exhibit 99.2

ARCHROCK, INC. (NYSE:AROC) JULY 22, 2024 ARCHROCK, INC. Acquisition of Total Operations and Production Services, LLC

ARCHROCK, INC. (NYSE:AROC) 2 Forward Looking Statements All statements in this presentation (and oral statements made regarding the subjects of this presentation) other than historical facts are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors that could cause actual results to differ materially from such statements, many of which are outside the control of Archrock, Inc. (“Archrock” or “AROC”). Forward-looking information includes, but is not limited to statements regarding the expected benefits of the proposed transaction, including its expected accretion and the expected impact on Archrock’s EBITDA, leverage ratio, dividend growth and dividend coverage; the anticipated completion of the proposed transaction and the timing thereof; plans and objectives of management for future operations; structural and process improvement initiatives, the expected timing thereof, Archrock’s ability to successfully effect those initiatives and the expected results therefrom; and statements regarding Archrock’s dividend policy. While Archrock believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. The factors that could cause results to differ materially from those indicated by such forward-looking statements include, but are not limited to: the failure to complete the proposed transaction or to realize the anticipated accretion, dividend growth and coverage, potential synergies and other anticipated strategic benefits of the transaction within the expected time frames or at all; the possible diversion of management time on transaction-related issues; the risk that the requisite approvals to complete the transaction will not be obtained; Archrock’s ability to access the capital markets on acceptable terms, or at all, to fund a portion of the cash consideration for the proposed transaction; changes in customer, employee or supplier relationships of Archrock or Total Operations and Production Services, LLC (“TOPS”); local, regional and national economic and financial market conditions and the impact they may have on Archrock or TOPS and their respective customers; future regulatory conditions, including changes in tax laws; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; changes in economic conditions in key operating markets; the financial condition of Archrock’s or TOPS’ customers; the failure of any customer of Archrock or TOPS to perform its contractual obligations; changes in safety, health, environmental and other regulations; the effectiveness of Archrock’s control environment, including the identification of control deficiencies; estimated transaction and integration costs associated with the proposed transaction; the retention of certain key employees of TOPS; and Archrock's ability to successfully integrate the operations of TOPS. These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in Archrock’s Annual Report on Form 10-K for the year ended December 31, 2023, and those set forth from time to time in Archrock’s filings with the Securities and Exchange Commission (the “SEC”), which are available at www.archrock.com. Except as required by law, Archrock expressly disclaims any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events or otherwise.

ARCHROCK, INC. (NYSE:AROC) 3 Non-GAAP Measures Adjusted EBITDA, a non-GAAP measure, is defined as net income (loss) excluding interest expense, income taxes, depreciation and amortization, long-lived and other asset impairment, unrealized change in fair value of investment in unconsolidated affiliate, restructuring charges, non-cash stock-based compensation expense, amortization of capitalized implementation costs and other items. Archrock has not provided projected net income from the assets to be acquired, the most comparable financial measure calculated in accordance with GAAP, or a reconciliation of projected adjusted EBITDA to projected net income of the assets to be acquired. Archrock does not control the assets to be acquired or prepare the related financial statements. Archrock is unable to provide projected net income of the assets to be acquired or a reconciliation of the projected adjusted EBITDA of the assets to be acquired to projected net income from those assets because the calculation of projected adjusted EBITDA was based on, among other things, projected utilization and rate information combined with high-level, operating expense assumptions related to the assets to be acquired. As such, Archrock does not have sufficient information to project net income from the assets to be acquired, nor does Archrock have sufficient information regarding all of the reconciling items that may exist between projected adjusted EBITDA and projected net income for the assets to be acquired. Therefore, projected net income of the assets to be acquired and a reconciliation of projected adjusted EBITDA of the assets to projected net income from those assets are not available without unreasonable effort.

# Transaction Overview

Archrock

## Acquisition Highlights

- Archrock to acquire Total Operations and Production Services, LLC (TOPS), including approximately 580,000 of compression horsepower[1], for $983 million[2], funded with:
  - $826 million cash
  - 6.87 million AROC common shares issued to the seller, Apollo
  - Archrock intends to fund the $826 million cash portion of the total consideration with a combination of debt and equity
- Acquisition of significant electric motor drive compression fleet, which also further increases Archrock's significant Permian Basin presence
  - Enhances Archrock's strategy of helping customers achieve emissions reduction goals
- Acquired assets expected to generate approximately $136 million of Q3 2024 annualized adjusted EBITDA[3]
  - Anticipated synergies would represent further upside
- Expect to retain TOPS employees including the full senior management team
- Expected to close by the end of 2024, subject to customary closing conditions, including regulatory approvals

**Adding to Leading Contract Compression Position[4]**

Archrock + TOPS LLC TOTAL OPERATIONS & PRODUCTION SERVICES =

- **4.1 million operating HP**
- **648k HP electric motor drive compression**
- **2.2 million operating HP in Permian**
- **95% fleet utilization**

*(1) 522,050 horsepower as of July 1, 2024, with the remaining as backlog to be delivered. (2) Stock consideration valued utilizing Archrock's closing share price of $22.88 as of July 19, 2024. (3) estimated Q3 2024 annualized adjusted EBITDA. See slide 3 for important information regarding adjusted EBITDA, a non-GAAP financial measure. (4) AROC and TOPS HP as of July 1, 2024.*

4

ARCHROCK, INC. (NYSE:AROC)

ARCHROCK, INC. (NYSE:AROC) 5 Strategic Rationale and Value Creation Key Transaction Benefits Enhanced Scale & Complementary Footprint • Expands size and scale of fleet • Complements operational footprint in the Permian, the key basin driving contract compression growth • Enhances current gas lift operations and complements current gathering compression operations High-Quality Fleet with Contracted Cash Flows • Predominantly young, electric motor drive fleet with 3 year average age • Highly-utilized fleet generating high cash flow given lower maintenance capital expenditures required for electric motors • Fee-based contracts with blue-chip customers Accelerates Growth of Electric Motor Drive Fleet • Accelerates electrification strategy • Helps customers reduce emissions while enabling higher mechanical run-times and reducing maintenance capital expenditures • Extensive electrical expertise can be applied to Archrock’s existing electric fleet Attractive Transaction Economics • Adjusted EBITDA1 multiple of approximately 7.3x2 (no synergies assumed) • Expected to be immediately accretive to earnings per share and cash available for dividend per share1 • Projected 2025E EPS accretion of more than 10% and cash available for dividend per share accretion of more than 20% • Expected to support financial and capital allocation framework, including maintaining leverage of 3.0-3.5x and increasing shareholder returns (1) See slide 3 for important information regarding adjusted EBITDA, cash available for dividend and other non-GAAP financial measures. (2) Based on TOPS’ Q3 2024E annualized Adjusted EBITDA and stock consideration valued utilizing Archrock’s closing share price of $22.88 as of July 19, 2024.

ARCHROCK, INC. (NYSE:AROC) A, 20% B, 16% C, 10% E, 6% D, 6% F, 5% G, 5% H, 3% I, 2% J, 2% All Other, 25% 6 Blue-Chip Customer Portfolio Enhanced TOPS High Quality Customer Base ▪ TOPS has an attractive base of blue-chip customers providing opportunities to enhance relationships on a combined basis ▪ Primarily E&Ps with meaningful Permian development programs ▪ 7 of top 10 customers are publicly-traded and approximately 50% of TOPS’ HP and monthly revenue is from investment grade customers ▪ Deepens Archrock’s relationships with existing customers, adds new customers and provides potential for incremental revenue ▪ Equipment supported by 100% fee-based contracts ▪ Substantial contracted backlog with existing customers and key new customer wins (1) Revenue mix as of July 1, 2024. Diverse Customer Base1

ARCHROCK, INC. (NYSE:AROC) 7 Acquired Assets Focused on Permian Gas Lift - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 9,000,000 Permian Oil Production (Bbl/d)1 Strong Gas Lift Demand Driven by Robust Oil Production Growth (1) Enverus, June 2024. (2) As of July 1, 2024. (3) Based on management estimates. Acquired HP in Permian Basin 100%2 Acquired HP Deployed on Gas Lift for Oil Production ~99% 2 Forecasted Permian Oil Production Growth through YE 2034 +30%1 Unconventional Permian Wells on Gas Lift >50% 3

ARCHROCK, INC. (NYSE:AROC) 8 Young & Electrified Fleet Young and Primarily Electric Driven TOPS’ Fleet AROC1 TOPS1 Pro Forma1 Available HP 3.8 million 522k 4.3 million Operating HP 3.6 million 495k 4.1 million Permian HP 1.6 million 522k 2.2 million % Permian HP 46% 100% 52% % Operating Electric HP 3% 99% 15% Average Age 12 years 3 years 11 years Utilization 95% 95% 95% (1) AROC and TOPS HP as of July 1, 2024. ▪ Acquiring significant electric motor drive contract compression fleet ▪ Young, high-quality compression units with high utilization generating high free cash flow ▪ Remote monitoring on all units ▪ Complementary operations in Delaware and Midland basins 37% 39% 19% 5% 301-999 HP 0-300 HP Pro Forma HP by Size1 Available Electric HP1 136,525 511,145 647,670 AROC TOPS Pro-Forma AROC 1,000-1,499 HP 1,500+ HP

ARCHROCK, INC. (NYSE:AROC) Attractive Valuation 9 Attractive Transaction Economics Financial Position Improved, Targets Maintained (1) See slide 3 for important information regarding Adjusted EBITDA, cash available for dividend and other non-GAAP financial measures. (2) Stock consideration valued utilizing Archrock’s closing share price of $22.88 as of July 19, 2024. Expected to be immediately accretive to earnings per share and cash available for dividend per share Accretion 1 1 Q3 2024E Annualized Adjusted EBITDA1 multiple of ~7.3x (no synergies assumed) 2 2 Prudent Financing Financing strategy aligned with leverage objective of 3.0-3.5x 3 Enhances capacity for dividend growth over time, with industry-leading coverage Shareholder Returns 4

ARCHROCK, INC. (NYSE:AROC) CONTACT US Investor Relations Megan Repine, VP of Investor Relations (281) 836-8360 investor.relations@archrock.com www.archrock.com/aroc Corporate Headquarters 9807 Katy Freeway Suite 100 Houston, TX 77024